SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
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                          Filed by the Registrant                     / X /
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                Filed by a Party other than the Registrant            /   /
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Check the appropriate box:
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/         /   Preliminary Proxy Statement
- ----
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/   /    Preliminary Additional Materials
- ----
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/    X     /  Definitive Proxy Statement
- ----
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----     14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant to
- ----     Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----     14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4)  Proposed maximum aggregate value of transaction:

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/   /    Check box if any part of the fee is offset as provided
- ----     by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5     and    6    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . .    5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1. Fixing the number of Trustees and electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Investment Grade Municipal Trust
II:

A Meeting of Shareholders of your fund will be held on October
31, 1996 at 2:00 p.m., Boston time, on the eighth floor of One
Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page

   8    .

2.  Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
    page    25    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification. See page
            26    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the voting
         securities of a single issuer.  See page    27    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans. See page
            28    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets. See
         page    30    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities. See
         page    31    .

4.A. Approving the elimination of the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities. See
         page    32    .

4.B.     Approving the elimination of the fund's fundamental
         investment restriction with respect to margin transactions.
         See page    33    .

4.C.     Approving the elimination of the fund's fundamental
         investment restriction with respect to short sales.  See
         page    34    .

4.D.     Approving the elimination of the fund's fundamental
         investment restriction with respect to pledging assets.  See
         page    35    .

4.E.     Approving the elimination of the fund's fundamental
         investment restriction with respect to investments in
         certain oil, gas and mineral interests.  See page    37    .

4.F.     Approving the elimination of the fund's fundamental
         investment restriction with respect to investing to gain
         control of a company's management.   See page    38    .

4.G.     Approving the elimination of the fund's fundamental
         investment restriction with respect to investments in other
         investment companies.   See page    38    .

5. Transacting other business as may properly come before the meeting.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                  Robert E. Patterson
Hans H. Estin                      Donald S. Perkins
John A. Hill                            George Putnam, III
Ronald J. Jackson                  Eli Shapiro
Elizabeth T. Kennan                A.J.C. Smith
Lawrence J. Lasser                 W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

        September    16    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Investment Grade Municipal Trust II for use at the Meeting of Shareholders of the fund to be held on October 31, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees;

2. For selecting Coopers & Lybrand L.L.P. as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction with respect to diversification;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans;

3.D. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

3.E. For amending the fund's fundamental investment restriction with respect to investments in commodities;

4.A. For eliminating the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities;

4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.D. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

4.E. For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests;

4.F. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management; and

4.G. For eliminating the fund's fundamental investment restriction with respect to investments in other investment companies.


Who is eligible to vote?

Shareholders of record at the close of business on August 2, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about         September    16,     1996.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares ("Preferred Shares") and holders of your fund's common shares ("Common Shares") will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.  ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund, and the Investment Company Act of 1940, holders of the Preferred Shares of the fund are entitled to elect two Trustees. The remaining Trustees for your fund will be elected by the holders of its Preferred Shares and Common Shares voting together as a single class. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be
elected by the holders of    the fund's     preferred shares,
while the other 12 Trustees have been nominated to be elected by the holders of its preferred shares and common shares voting together as a single class.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a    Director of Safety 1st,
Inc., a company which markets a wide range of child care and
safety products.  He also serves as a     Trustee of Salem
Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.
- -----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Mr. Jackson, all the nominees were elected by the sole shareholder in October 1995. Mr. Jackson was elected by the other Trustees in May 1996. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. As stated earlier, Messrs. Hill and Patterson have been nominated as
Trustees to be elected by the holders of    the     Preferred
Shares   , while the     remaining 12 nominees for election as
Trustees who receive the greatest number of votes of the Preferred Shares and the Common Shares voting together as a single class will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $47     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.
                                   Share Ownership by Trustees







Trustees
Year First
Elected as
Trustee of the
Putnam funds
Number of
shares of the
fund owned as
of June 28,
1996*
Number of shares
of all Putnam
funds owned as
of
June 28,1996**


- ------------------------------
- ----------------
- --------------
- ---------------


Jameson A. Baxter
1994
100
                                               24,102


Hans H. Estin
1972
115
                                               26,270


John A. Hill
1985
100
                                              123,624


Ronald J. Jackson
1996
200
                                               12,209


Elizabeth T. Kennan
1992
218
                                               27,475


Lawrence J. Lasser
1992
100
                                              451,608


Robert E. Patterson
1984
100
                                               60,322


Donald S. Perkins
1982
836
                                              160,110


William F. Pounds
1971
335
                                              348,913


George Putnam
1957
845
                                            1,516,577


George Putnam, III
1984
500
                                              287,830


Eli Shapiro
1995***
- ---
                                               80,677


A.J.C. Smith
1986

200   (1)
                                               35,339


W. Nicholas Thorndike
1992
122
                                               79,113


    *            Except as noted below,    each     Trustee has sole investment
         power and sole
         voting power with respect to his or her shares of the fund.

    **   These holdings do not include shares of Putnam money market funds.

    *** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to
         1989.

       (1) Mr. Smith has shared investment power and shared voting power with respect to such shares.


As of June 28, 1996, the Trustees and officers of the fund owned a total of 3,771 Common
Shares of the fund, comprising less than 1% of its outstanding Common Shares on that date.
None of the Trustees own any of the fund's Preferred Shares.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

         by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

         by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

         by discussing with senior management of Putnam
         Management steps being taken to address any performance deficiencies;

         by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

         by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

         by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

Compensation Table+







Trustees
- ----------------------------

Aggregate
compensation
from the fund*
- --------------
Total
compensation from
all Putnam
funds**
- -----------------


   Jameson     A. Baxter
$        901
$                                                     150,854


Hans H. Estin
         897
       150,854


John A. Hill***
         889
       149,854


Elizabeth T. Kennan
         897
       148,854


Lawrence J. Lasser
         892
       150,854


Robert E. Patterson
         905
       152,854


Donald S. Perkins
         893
       150,854


William F. Pounds
         893
       149,854


George Putnam
         897
       150,854


George Putnam, III
         897
       150,854


Eli Shapiro****
         901
        95,372


A.J.C. Smith
         889
       149,854


W. Nicholas Thorndike
         903
       152,854



+    Ronald J. Jackson became a Trustee of the fund effective May
     3, 1996 and received no compensation from the fund or the other Putnam funds in 1995.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of December 31, 1995 was $51,141, including income earned on such amounts.

**** Elected as a Trustee in April 1995.


Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page   .

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase the fund's investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Most of these changes will have little practical effect on the way the fund is managed given the fund's current investment objective and policies.

Several of these changes expand the fund's opportunities to invest in securities that generate taxable income. In any case, the fund will continue to meet the asset composition requirements
under the Internal Revenue Code    of 1986, as amended,     for
passing through tax-exempt income as exempt-interest dividends to its shareholders.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

The holders of Common Shares and Preferred Shares on the record date will each vote as a separate class with respect to the proposals set forth below.
3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO DIVERSIFICATION

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to clarify that the diversification restriction does not apply to securities guaranteed by the U.S. government or its agencies or instrumentalities.

The fund's current restriction states that the fund may not:

     "With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities of the U.S. government or its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not . . .

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

The amended restriction clarifies, consistent with the Investment
Company Act of 1940   , as amended     (the "1940 Act"), that
U.S. government securities include obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

Required Vote.    Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of the Common Shares and the Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.


3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE
     ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

     "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets. Since the fund invests primarily in tax-exempt bonds, which are not voting securities, this proposal will have little practical effect on the fund. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds, to remove any asset limitations on the fund's ability to enter into repurchase agreements and to permit the fund to enter into securities loans. The current restriction states that the fund may not:

         "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies and by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value)."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

     Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.

Given the fund's investment policies and the fact that securities loans and repurchase agreements give rise to taxable income, Putnam Management does not presently intend to engage in securities loans or repurchase agreements on behalf of the fund to any significant extent. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

         "Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities of
         the U.S.    government    , its agencies, or
         instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries.)"

The proposed amended fundamental restriction is set forth below.

         "The fund may not ...

     Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

     The proposed amendment merely conforms the fund's restriction and would have no effect on the fund's investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

         "Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts or options."

The proposed amended fundamental restriction is set forth below.

          "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

     Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its investment objectives and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not involving the direct purchase or sale of physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the fund's investment policies and the fact that foreign currency exchange transactions give rise to taxable income, Putnam Management currently has no intention of engaging in such transactions.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
         WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities because it is unnecessary in light of current regulatory requirements. The current restriction states that the fund may not:

         "Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

   If     the restriction    were to be eliminated    , the fund
would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

         "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. If the restriction were removed, the fund would be able to engage in margin transactions to the extent consistent with its investment policies and the 1940 Act.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated.
The current restriction states that the fund may not:

         "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities
         or owns securities    which, without payment of any further
         consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction.

Given the fund's investment policies and the fact that short sales give rise to taxable income, Putnam Management does not currently intend to engage in short sales on behalf of the fund. Nevertheless, Putnam Management believes it is in the best interest of the fund to eliminate the policy to provide the fund with maximum flexibility should circumstances change.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

         "Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) in connection with borrowing permitted by restriction 2 above." [Restriction 2 referenced in this restriction allows the fund to borrow money in amounts of up to 10% of the value of its total assets for certain limited purposes.]

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction.

This proposal would remove all restrictions on the fund's ability to pledge its assets. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its
investment objective.     Further,     Putnam Management believes
that the fund's current limits on pledging may conflict with the fund's ability to borrow money for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet its obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.E. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND MINERAL INTERESTS

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated.
The current restriction states that the fund may not:

         "Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. However, given the fund's investment policies, Putnam Management has no current intention of causing the fund to invest in such securities.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.F. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
         MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a
shareholder of the various companies in which it may invest   ,
which activities could at times fall under the technical
definition of control    .  These rights may include the right to
actively oppose or support the management of such companies. Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments. Nevertheless, Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which
it    invests    .  Although Putnam Management believes that the
fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in other investment companies be eliminated. The current restriction states that the fund may not:

         "Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. By eliminating the restriction, the fund would
have the ability to invest in investment vehicles    such as
registered open-end investment companies    and unit investment
trusts,     to the extent consistent with applicable law and the
fund's investment policies. Such entities may involve duplication of some fees and expenses, but may also provide attractive investment opportunities. Of course, the fund would be subject to the restrictions imposed under the 1940 Act in effect from time to time. Putnam Management believes that this enhanced flexibility could assist the fund in meeting its objective.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of
the Common Shares and    the     Preferred Shares of the fund,
each voting as a separate class, present at the meeting if more than 50% of the outstanding Common Shares and the outstanding Preferred Shares, respectively, are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the
proxy statement), except that where the    Preferred Shares or
Common Shares     shall vote as a separate class, then a majority
of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management,
Putnam Fiduciary Trust Company        and Putnam Mutual Funds may
solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense Tritech Services, Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, to aid in the solicitation of beneficial accounts for a fee not to exceed $7,000 plus reasonable out-of-pocket expenses for mailing and phone costs. Your fund has also retained D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of beneficial and registered accounts for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that your fund's next annual meeting of shareholders will be held in October 1997. Shareholder proposals to be included in your fund's proxy statement for the next annual meeting must be received by your fund before
   March 20    , 1997.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:






Name (age)


Office
Year First
Elected to
Office


- --------------------
Charles E. Porter (58)
- ------------------------
Executive Vice President
- -----------
1992





   Charles E. Porter
(58)
Executive Vice
President
1992


Patricia C. Flaherty
(49)
Senior Vice President
1993


John D. Hughes (61)
Senior Vice President
and Treasurer
1992


Gordon H. Silver (49)
Vice President
1992


Gary N. Coburn (50)
Vice President
1992


James E. Erickson (60)
Vice President
1992


David J. Eurkus*(50)
Vice President
1996


William H. Reeves* (53)
Vice President
1996


William N.
Shiebler**(54)
Vice President
1992


John R. Verani (57)
Vice President
1992


Paul M. O'Neil (43)
Vice President
1992


Beverly Marcus (52)
Clerk
1992


*        One of the fund's portfolio managers
**       President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.


Assets and shares outstanding of your fund as of July 26 1996

Net assets                                   $183,264,565.97

Common    Shares     outstanding
and authorized to vote                 13,357,092.200 shares

Preferred    Shares     outstanding   630 Series A shares
and authorized to vote               630 Series B     shares



5% beneficial ownership of your fund as of July 31, 1996

Persons beneficially owning more than 5% of the fund's Common Shares


(1)    Merrill Lynch, Pierce Fenner & Smith
    4 Corporate Place
    Corporate Park 287
    Piscataway, New Jersey 08855
       5,130,524     shares or    38.47%

   (2)                                                      Pain
                                                            eWeb
                                                            ber
    1000 Harbor Boulevard
    Weehauken, New Jersey 07087
       1,327,587     shares or    9.94%

   (3)                                                      Prud
                                                            enti
                                                            al
                                                            Secu
                                                            riti
                                                            es
    111 8th Avenue
    4th Floor
    New York, New York 10011
       715,622     shares or    5.36%


Persons beneficially owning more than 5% of the fund's Series A Preferred Shares

(1) PaineWebber
    1000 Harbor Boulevard
    Weehauken, New Jersey 07087
    122 shares or 19.37%

(2)    Merrill Lynch, Pierce Fenner & Smith
    4 Corporate Place
    Corporate Park 287
    Piscataway, New Jersey 08855
    268 shares or 42.54%

(3) Wilmington Trust
    Rodney Square North
    1100 North Market Street
    Wilmington, Delaware 19890
    200 shares or 31.75%

Persons     beneficially owning more than 5%
of the Fund's Series B Preferred Shares

(1) Bank of New York
    925 Patterson Plank Road
    Secaucus, New Jersey
       348 shares or 55.24%

(2) Merrill Lynch, Pierce Fenner & Smith
    4 Corporate Place
    Corporate Park 287
    Piscataway, New Jersey 08855
    246 shares or 39.05%

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAM INVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street


City                                State           Zip


Telephone



DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

- -----------------------------------------------------------------
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on October 31, 1996,
for Putnam Investment Grade Municipal Trust II        (Preferred
Shares)   .

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposals 2, 3.A.-3.E. and 4.A.-4.G. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:    If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


Shareholder sign here                                   Date



Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.  Proposal to fix the number of and elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
    Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /     FOR fixing the number of Trustees and electing all the
         nominees (except as indicated to the contrary below)

/  /     WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:
- -----------------------------------------------------------------

PROPOSAL TO:
                                       FOR   AGAINST   ABSTAIN

2.          Ratify the selection        /  /    /  /     /  /
              of Coopers & Lybrand
              L.L.P. as independent
              auditors of your fund.

3.          Amend the fund's fundamental
              investment restriction with
              respect to:

         A. Diversification.            /  /    /  /            /  /

         B. Investments in the          /  /    /  /            /  /
              voting securities of a
              single issuer.

         C. Making loans.               /  /    /  /            /  /

         D. Concentration of its        /  /    /  /            /  /
              assets.

         E. Investments in              /  /    /  /            /  /
              commodities.

4.          Eliminate the fund's
              fundamental investment
              restriction with respect to:

         A. Investments in              /  /    /  /            /  /
              securities of issuers in
              which management of the
              fund or Putnam Investment
              Management owns securities.

         B. Margin transactions.        /  /    /  /            /  /

         C. Short sales.                /  /    /  /            /  /

         D. Pledging assets.            /  /    /  /            /  /

         E. Investments in certain      /  /    /  /            /  /
              oil, gas and mineral
              interests.

         F. Investing to gain           /  /    /  /            /  /
              control of a company's
              management.

         G. Investments in other        /  /    /  /            /  /
              investment companies.

PUTNAM INVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.


Street


City                                   State           Zip


Telephone


DO YOU HAVE ANY COMMENTS?










DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

- -----------------------------------------------------------------
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on October 31, 1996,
for Putnam Investment Grade Municipal Trust II        (Common
Shares)   .

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposals 2, 3.A.-3.E. and 4.A.-4.G. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:    If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



Shareholder sign here                                   Date



Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.  Proposal to fix the number of and elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, E. Shapiro, A.J.C. Smith and
    W.N. Thorndike.

/  /     FOR fixing the number of Trustees and electing all the
         nominees (except as indicated to the contrary below)

/  /     WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:
- -----------------------------------------------------------------
PROPOSAL TO:
                                       FOR   AGAINST   ABSTAIN

2.          Ratify the selection        /  /    /  /     /  /
            of Coopers & Lybrand
            L.L.P. as independent
            auditors of your fund.

3.          Amend the fund's fundamental
            investment restriction with
            respect to:

         A. Diversification.

         B. Investments in the          /  /    /  /            /  /
                                          voting securities of a
                                          single issuer.

         C. Making loans.               /  /    /  /            /  /

         D. Concentration of its        /  /    /  /            /  /
                                          assets

         E. Investments in              /  /    /  /            /  /
                                          commodities.


4.          Eliminate the fund's
                                          fundamental investment
                                          restriction with respect to:

         A. Investments in              /  /    /  /            /  /
                                          securities of issuers in
                                          which management of the
                                          fund or Putnam Investment
                                          Management owns securities.

         B. Margin transactions.        /  /    /  /            /  /

         C. Short sales.                /  /    /  /            /  /

         D. Pledging assets.            /  /    /  /            /  /

         E. Investments in certain      /  /    /  /            /  /
                                          oil, gas and mineral
                                          interests.

         F. Investing to gain           /  /    /  /            /  /
                                          control of a company's
                                          management.

         G. Investments in other        /  /    /  /            /  /
                                          investment companies.

   lipsett/106290.111/proxys/igmtb.wpf